EXHIBIT 99.1

THIS PROMISSORY NOTE AND THE SHARES INTO WHICH IT CONVERTS (“SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND THE SECURITIES AND ANY INTEREST THEREIN MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS, WHICH, IN THE OPINION OF COUNSEL FOR THE LENDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

CONVERTIBLE PROMISSORY NOTE

$85,000.00	August 18, 2017

FOR VALUE RECEIVED, Stealth Air Corp., a Delaware corporation, its successors and assigns (the “Company) promises to pay to the order of Craig Redding, located at ________________________________ (“Holder”) the aggregate principal amount set forth above (the “Principal Amount”), plus all accrued interest thereon, in accordance with the terms of this Convertible Promissory Note (“Note”).

1. PAYMENT

All fees and unpaid principal shall be due and payable on the date two years from the date of this Note (“Maturity Date”). Payment shall be made to Holder at the address provided above or such other address as provided by Holder in writing to the Company.

2. INTEREST

There shall be no interest due on this Note.

3. PREPAYMENT

The Company may prepay this Note at any time without premium or penalty.

4. CONVERSION

a. Conversion Terms. At any time while any principal balance is outstanding, Holder may elect to convert the unpaid Principal Amount under this Note, or any portion thereof, into shares of common stock of the Company in accordance with the terms hereof. Any amount so converted will be converted into common stock of the Company at a conversion price of $1.50 per share.

b. Conversion Limit. Notwithstanding any other provision of this Note, Holder may not be issued any shares in the Company that would cause Holder’s beneficial ownership (as defined by Section 13(d) of the Securities Exchange Act of 1934, as amended) of the Company to exceed 4.9% of its total issued and outstanding common or voting shares. Upon not less than sixty-one (61) days advance written notice, at any time from time to time, Holder, at his sole discretion, may waive this 4.9% conversion limit. However, Holder may not convert this Note if such conversion would cause Holder’s beneficial ownership (as defined by Section 13(d) of the Securities Exchange Act of 1934, as amended) of the Company to exceed 9.9% of its total issued and outstanding common or voting shares.

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c. Conversion Method. In order to effect the conversion of all or part of this Note, the Holder shall issue a notice of conversion substantially in the form attached hereto as Exhibit “A” (the “Conversion Notice”), which is incorporated herein by reference. The Company shall maintain records showing the amounts converted and the date of such conversions. Each conversion of this Note will be deemed to have been effected as of the close of business on the date on which such Conversion Notice is delivered to the principal office of the Company in accordance herewith. At such time, to the extent that any portion of the Note is converted, the rights of the Holder with respect to such portion of the Note shall cease and the Holder shall be deemed to have become the holder of record of the Shares so converted. Holder shall surrender this Note upon full conversion of the Principal Amount and unpaid Interest. This Note does not require surrender upon partial conversion and, thus, Holder and any assignee of this Note should be aware that the principal amount due under this Note may be less than its face value.

d. Stock Certificates. The Company shall, promptly following receipt of a Conversion Notice, issue and deliver to Holder a certificate or certificates for the number of shares to which Holder shall be entitled pursuant to the Conversion Notice. The Company shall transmit the certificates by messenger or overnight delivery service or electronic delivery, if possible. If the Company elects to make a payment to Holder in shares pursuant to Section 3 hereof, it shall deliver Holder a certificate for such shares promptly after giving notice to Holder of its intent to make payment in shares.

e. Fractional Shares. No fractional shares shall be issued upon conversion of this Note. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall round up to the nearest whole share of common stock.

f. Adjustment for Reclassifications. In case, at any time prior to the Note being paid in full, the Company undertakes any capital reorganization, reclassification of its common stock, the consolidation or merger of the Company with or into another entity (other than when the Company is the surviving entity), or of the sale or other disposition of all or substantially all the properties and assets of the Company in its entirety to any other person, the Note shall, after such reorganization, reclassification, consolidation, merger, sale or other disposition (a “Reclassification”), be exercisable so that upon conversion the Holder shall procure, in lieu of each share, the kind and amount of shares of stock, other securities, money, or property receivable upon such Reclassification by the holder of one share of common stock issuable upon conversion of the Note as if the Note had been converted immediately prior to such Reclassification. The provisions of this section, 4(f), shall similarly apply to successive Reclassifications. In case of any Reclassification, the Company shall ensure that the surviving entity specifically assumes the Company’s obligations under this Note.

g. Adjustments for Stock Dividends; Combinations, Etc. In case the Company shall do any of the following (an “Event”):

(i)	declare a dividend or other distribution on its common stock payable in common stock of the Company,

(ii)	subdivide the outstanding common stock pursuant to a stock split or otherwise, or

(iii)	reclassify its common stock,

then the number of shares at the time issuable upon conversion of this Note shall be adjusted appropriately to reflect any such Event.

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5. DEFAULT

The occurrence of any one of the following events shall constitute an Event of Default:

a)	The non-payment when due of any principal or interest pursuant to this Note.

b)	The breach of any material covenant or undertaking herein.

c)	The commencement by the Company of any voluntary proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, receivership, dissolution, or liquidation law or statute of any jurisdiction, whether now or hereafter in effect; or the adjudication of the Company as insolvent or bankrupt by a decree of a court of competent jurisdiction; or the petition or application by the Company for, acquiescence in, or consent by the Company to, the appointment of any receiver or trustee for the Company or for all or a substantial part of the property of the Company; or the assignment by the Company for the benefit of creditors; or the written admission of the Company of its inability to pay its debts as they mature.

d)	The commencement against the Company of any proceeding relating to the Company under any bankruptcy, reorganization, arrangement, insolvency, adjustment of debt, receivership, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, provided, however, that the commencement of such a proceeding shall not constitute an Event of Default unless the Company consents to the same or admits in writing the material allegations of same, or said proceeding shall remain undismissed for 20 days; or the issuance of any order, judgment or decree for the appointment of a receiver or trustee for the Company or for all or a substantial part of the property of the Company, which order, judgment or decree remains undismissed for 20 days; or a warrant of attachment, execution, or similar process shall be issued against any substantial part of the property of the Company.

e)	The Company liquidates, transfers, sells or assigns substantially all of its assets or elects to wind down its operations or dissolve other than in a Reclassification where the surviving entity assumes this Note.

There will be no cure period available for the Event of Default as defined in Section 8(c) and 8(d). Upon the occurrence of any other Event of Default, and provided such Event of Default has not been cured by the Company within five (5) business days after the occurrence of such Event of Default, the Holder, may, by written notice to the Company, declare all or any portion of the unpaid Principal Amount due to Holder, together with all accrued interest thereon, immediately due and payable; provided that upon the occurrence of an Event of Default as set forth in paragraph (c) or paragraph (d) hereof, all or any portion of the unpaid Principal Amount due to Holder, together with all accrued interest thereon, shall immediately become due and payable without any such notice. Holder shall also have all other remedies available under law and equity.

In the event that Holder, at its sole discretion, elects not to accelerate this Note following an Event of Default, the interest rate on the unpaid principal of this Note will increase to the greater of 15% per year or the highest interest rate currently allowable under New York law for loans of this amount (the “Default Interest Rate”).

6. SUCCESSION AND ASSIGNABILITY

This Note shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Holder may assign any of its rights, interests, or obligations hereunder without further approval from the Company.

7. GOVERNING LAW

This Note shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflict of law provisions.

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8. ATTORNEY’S FEES

In the event the Holder hereof shall refer this Note to an attorney to enforce the terms hereof, the Company agrees to pay all the costs and expenses incurred in attempting or effecting the enforcement of the Holder's rights, including reasonable attorney's fees, whether or not suit is instituted.

9. CONFORMITY WITH LAW

This Note shall be governed by the laws of New York without resort to conflict of law principals. It is the intention of the Company and of the Holder to conform strictly to applicable usury and similar laws. Accordingly, notwithstanding anything to the contrary in this Note, it is agreed that the aggregate of all charges which constitute interest under applicable usury and similar laws that are contracted for, chargeable or receivable under or in respect of this Note, shall under no circumstances exceed the maximum amount of interest permitted by such laws, and any excess, whether occasioned by acceleration or maturity of this Note or otherwise, shall be canceled automatically, and if theretofore paid, shall be either refunded to the Company or credited on the Principal Amount of this Note.

10. WAIVER

Holder shall not be deemed to have waived any rights under this Note unless such waiver is given in a dated writing signed by Holder. No delay or omission on the part of Holder in exercising any right pursuant to this Note shall operate as a waiver of such right or any other right. A waiver by Holder of any provision of this Note or of any rights against any individual, entity or collateral shall not prejudice or constitute a waiver of strict compliance of any other provision of this Note by any other individual or entity. No prior waiver by Holder or course of dealing between Holder and any individual or entity collectively constituting the Company shall constitute a waiver of any rights of Holder or of any obligations pursuant to this Note.

11. NOTICES

Any notice or communication required or permitted hereunder shall be made in writing and given by facsimile, certified mail, hand delivery or overnight mail to the address provided herein, unless an alternative address is provided in writing. Each party may change the address or addressee to receive notice from time to time by giving notice in the foregoing manner. The person entitled to notice may waive any notice required under this Agreement in writing. Simultaneous email verification of any notice issued under this Section is requested, but not required. Notices may be given on behalf of a party as set forth below:

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If to Borrower:	Stealth Air Corp.
Brookhaven Airport
Shirley NY, 11967

If to Holder, then to the above captioned address.

IN WITNESS WHEREOF, the Company has executed and issued this Note as of above written date.

Stealth Air Corp.

By:	/s/ Ezra Green
Name:	Ezra Green
Title:	CEO

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EXHIBIT A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert the Note)

The undersigned hereby irrevocably elects to convert $___________ of the above Note into _________ shares of Common Stock of Stealth Air Corp. at a conversion rate of $1.50 per share according to the conditions set forth in the Note, as of the date written below.

If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer and other taxes and charges payable with respect thereto.

Date of Conversion: _____________________________________________

Applicable Conversion Price: ______________________________________

Signature: ____________________________________________________

[Print Name of Holder and Title of Signer]

Address: _____________________________________________________

  _____________________________________________________

SSN or EIN: ________________________________

Shares are to be registered in the following name: _________________________________

________________________________________________________________

Name: _______________________________________________________

Address: _____________________________________________________

Tel: _________________________________

Fax: ________________________________

SSN or EIN: ___________________________

Shares are to be sent or delivered to the following account:

Account Name: _______________________________________________________

Address: ____________________________________________________________

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